1933 Act File No. 33-68090
                                                     1940 Act File No. #811-7988


                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                         Post-Effective Amendment No. 7
                                                                            [X]
                                      And

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                                                            [X]
                                    OF 1940

                                Amendment No. 7
                                                                            [X]


                          LORD ABBETT INVESTMENT TRUST
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                     Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                 Kenneth B. Cutler, Vice President & Secretary
                    767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check  appropriate box)

          immediately on filing pursuant to paragraph (b) of Rule 485 on April 1, 1995 pursuant to paragraph (b) of Rule 485

          60 days after filing pursuant to paragraph (a) (1) of Rule 485 on (date) pursuant to paragraph (a) (1) of Rule 485

          75 days after filing pursuant to paragraph (a) (2) of Rule 485

  X       on March 20, 1996 pursuant to paragraph (a) (3) of Rule 485

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Registrant  has  registered on behalf of its Limited  Duration  U.S.  Government
Securities Series and Balanced Series an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice for these two series for the most recent fiscal year was filed with the Commission on or about December 28, 1995.

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 7 (the "Amendment") to the Registrant's Registration Statement relates to the U.S. Government Securities Series of the Registrant.

          The other series of shares of the Registrant are listed below and are offered by the Prospectus in Part A of the Post-Effective Amendment to the Registrants' Registration Statement as identified. The following is a separate series of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus contained in the prior Post-Effective Amendment, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

Limited Duration U.S.                                  Post-Effective
Government Securities Series                           Amendment No. 5
Balanced Series




                          LORD ABBETT INVESTMENT TRUST
                                   FORM N-1A
                             Cross Reference Sheet
                         Post-Effective Amendment No. 7
                            Pursuant to Rule 481(a)


Form N-1A                        Location In Prospectus or
Item No.                         Statement of Additional Information

1                                Cover Page
2                                Fee Table
3                                N/A
4 (a) (i)                        Cover Page
4 (a) (ii)                       Investment Objective; How We Invest
4 (b) (c)                        How We Invest
5 (a) (b) (c)                    Our Management; Back Cover Page
5 (d)                            N/A
5 (e)                            Back Cover Page
5 (f)                            Our Management
5 (g)                            N/A
5 A                              N/A
6 (a)                            Cover Page
6 (b) (c) (d)                    N/A
6 (e)                            Cover Page
6 (f) (g)                        Dividends, Capital Gains
                                 Distributions and Taxes
6 (h)                            N/A
7 (a)                            Back Cover Page
7 (b) (c) (d)
  (f)                            Purchases
7 (e)                            N/A
8                                Redemptions and Repurchases
9                                N/A
10                               Cover Page
11                               Cover Page - Table of Contents

Form N-1A                        Location In Prospectus or
Item No.                         Statement of Additional Information
----------                       ------------------------------------

12                               N/A
13 (a) (b) (c)                   Investment Objective and Policies
13 (d)                           N/A
14                               Trustees and Officers
15 (a) (c)                       N/A
15 (b)                           Trustees and Officers
16 (a) (i)                       Investment Advisory and Other Services
16 (a) (ii)                      Trustees and Officers
16 (a) (iii)                     Investment Advisory and Other Services
16 (b)                           Investment Advisory and Other Services
16 (c) (d) (e)
   (g)                           N/A
16 (f)                           Purchases, Redemptions
                                 and Shareholder Services
16 (h)                           Investment Advisory and Other Services
16 (i)                           N/A
17 (a)                           Portfolio Transactions
17 (b)                           N/A
17 (c)                           Portfolio Transactions
17 (d) (e)                       N/A
18 (a)                           Cover Page
18 (b)                           N/A
19 (a) (b)                       Purchases, Redemptions
                                 and Shareholder Services
19 (c)                           N/A
20                               Taxes
21 (a)                           Purchases, Redemptions
                                 and Shareholder Services
21 (b) (c)                       N/A
22 (a)                           N/A
22 (b)                           Past Performance
23                               Financial Statements

LORD ABBETT
TAX-FREE INCOME FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130

OUR FUND, LORD ABBETT TAX-FREE INCOME FUND, INC., IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY CURRENTLY CONSISTING OF TEN SEPARATE SERIES. ONLY SHARES OF THE CALIFORNIA SERIES (A NEW SERIES EFFECTIVE IMMEDIATELY AND REFERRED TO HEREIN AS "WE" OR THE "SERIES") ARE BEING OFFERED IN THIS PROSPECTUS. UNDER THE
INVESTMENT COMPANY ACT OF 1940 (THE "ACT"), THE SERIES IS NON-DIVERSIFIED. HOWEVER, THE SERIES INTENDS TO MEET THE DIVERSIFICATION RULES UNDER SUBCHAPTER M OF THE INTERNAL REVENUE CODE. THIS PROSPECTUS PERTAINS TO THE SERIES AND SHOULD BE USED IN CONNECTION WITH THE MEETINGS OF SHAREHOLDERS OF LORD ABBETT CALIFORNIA TAX-FREE INCOME, FUND, INC. ("LACTFIF") AND LORD ABBETT CALIFORNIA TAX-FREE INCOME TRUST ("LACTFIT"), A SERIES OF LORD ABBETT SECURITIES TRUST, TO BE HELD JUNE 19, 1996 TO CONSIDER APPROVAL OF PROPOSED SALES BY LACTFIF AND LACTFIT OF ALL THEIR ASSETS TO THE SERIES IN EXCHANGE FOR, RESPECTIVELY, CLASS A SHARES AND CLASS C SHARES OF THE SERIES AND THE ASSUMPTION BY THE SERIES OF ALL THEIR LIABILITIES. THIS PROSPECTUS SHOULD BE USED IN CONJUNCTION WITH THE PROXY STATEMENT AND PROSPECTUS OF THE SERIES TO BE ISSUED IN CONNECTION WITH SUCH MEETINGS.

THE SERIES SEEKS AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM BOTH FEDERAL INCOME TAX AND CALIFORNIA PERSONAL INCOME TAX AS IS CONSISTENT WITH REASONABLE RISK. THE SERIES INVESTS IN INTERMEDIATE AND LONG-TERM MUNICIPAL BONDS WHICH CAN FLUCTUATE IN VALUE AS INTEREST RATES CHANGE. THE SERIES ALSO SEEKS AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM CALIFORNIA PERSONAL INCOME TAX. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL ATTAIN ITS OBJECTIVE.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND AND THE SERIES THAT A PROSPECTIVE INVESTOR (SHAREHOLDERS OF LACTFIF AND LACTFIT) SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND AND THE SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE FUND OR BY CALLING 800-874-3733 ASK FOR "PART B OF THE PROSPECTUS THE STATEMENT OF ADDITIONAL INFORMATION."

THE DATE OF THIS PROSPECTUS, AND THE DATE OF
THE STATEMENT OF ADDITIONAL INFORMATION, IS
MARCH 20, 1996.


PROSPECTUS
INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING TO THE FUND OR BY CALLING 800-821-5129. YOU ALSO CAN MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

SHARES OF THE SERIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE SERIES INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

CONTENTS        PAGE

        1       Investment Objective    2
        2       Fee Table               2
        3       How We Invest           2
        4       Purchases               6
        5       Shareholder Services    8
        6       Our Management          9
        7       Dividends, Capital Gains
                Distributions and Taxes 10
        8       Redemptions             11
        9       Performance             11

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Series is only offered to residents of Arizona, California, Colorado, District of Columbia, Hawaii, Nevada and New Jersey.

1    INVESTMENT OBJECTIVE

Our investment objective is to seek as high a level of interest income exempt from both federal income tax and California personal income tax as is consistent with reasonable risk. The Series invests in intermediate and long-term municipal bonds and its shares can fluctuate in value as interest rates change. Under normal circumstances, we intend to maintain the average dollar-weighted stated maturity of municipal bonds held by the Series at between ten and thirty-five years.

A summary of the Series estimated expenses is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Shareholder Transaction Expenses        Class A(6)      Class C
(as a percentage of offering price)     Shares          Shares
Maximum Sales Load(1) on Purchases
(See Purchases)                         4.75%          None(2)
Deferred Sales Load(1) (See Purchases)  None(3)        1.00%(4)
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fee (See Our Management)     0.50%(5)       0.00%(6)
12b-1 Fees (See Purchases)              0.26%(5)       0.93%(6)
Other Expenses (See Our Management)     0.10%(5)       0.00%(6)
Total Operating Expenses                0.80%(5)       0.93%(6)

Example: Assume an annual return of 5% and there is no change in the level of expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

                         1 year    3 years   5 Years   10 Years

Class A Shares(6)          $55       $72      $90      $142
Class C Shares(6)          $9        $30      $51      $114


(1) Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" throughout this Prospectus.
(2) Although the Series will not with respect to the Class C shares charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Class C 12b-1 plan, more than the economic equivalent of the maximum front-end sales charge as as permitted be certain rules of National Association of Securities Dealers, Inc.
(3) Class A share purchases of $1 million or more on which a distribution fee has been paid will be subject to a contingent deferred reimbursement charge of up to 1% if the redemption occurs more than 24 months after the month of purchase, subject subject to certain exceptions described herein. See 12b-1 Plans under Purchases.
(4) Class C shares purchases will be subject to a 1% contingent deferred reimbursement charge if the redemption occurs before the first anniversary of the share purchase. See 12b-1 Plans under Purchases.
(5) The expenses of the Class A shares are estimated. The Class A 12b-1 plan provides for annual service fee payments equal to 0.25% of the assets of the Fund attributable to the Class A shares and, if approved by the Board of Trustees, distribution fee payments not to exceed in any year 0.25% of the average value of the net assets of the Fund attributable to the Class A shares. The estimated 12b-1 fees for the Class A shares are based on the distribution fee payments authorized by the board. See 12b-1 Plans under Purchases.
(6)  The expenses of the Class C shares are estimated.
(7)  Based on total estimated operating expenses shown in the tables above.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment In the Series.

3    HOW WE INVEST

We invest primarily in a diversified portfolio of intermediate-term (5-10 years) to long-term (over 10 years) municipal bonds, the interest on which is exempt from both federal income tax and California personal income tax in the opinion of bond counsel to the issuer. The market prices for such securities are not guaranteed and, as with other bond investments, will rise and fall in value as interest rates change. Accordingly, the value of our shares will change as the general levels of interest rates fluctuate. When interest rates decline, values of securities in the portfolio as well as share values generally will rise. Conversely, when interest rates rise, values of securities in the portfolio as well as share values decline.

        "Municipal bonds" as used herein, and as more fully described in the Statement of Additional Information, are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, Puerto Rico, the Virgin Islands and Guam, and their political subdivisions, agencies and instrumentalities.

        The Series invests primarily in investment-grade municipal bonds rated ("rated bonds") at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's" Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P" AAA, AA, A, BBB) or Fitch Investors Service ("Fitch" ---- AAA, AA, A, BBB). The Series also may invest in unrated municipal bonds, exempt from federal income tax and California personal income tax, determined by Lord Abbett to be of comparable quality to the rated bonds in which such Series may invest. At least 70% of the municipal bonds in the portfolio must be rated within, or, if unrated, equivalent to, at the time of purchase, the three highest such grades. As much as 30% of the municipal bonds in the Series' portfolio may be rated within, or, if unrated, equivalent to, at the time of purchase, the fourth highest grade. This grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium grade and has speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. After the Series purchases a municipal bond, the issuer may cease to be rated, or its rating may be reduced below the minimum required for purchase, which could have an adverse effect on the market value of the issue. Neither event will require the elimination of the issue from the Series portfolio.

        The Series internal policy restricts investments to municipal bonds which are initially investment-grade, i.e., among the four highest grades mentioned above or their equivalent, and it is our objective to provide above-average tax-free income relative to comparable investment-grade, longer term municipal bond funds. In view of this internal policy and because we manage the maturities of our investments in accordance with our interest-rate expectations, we anticipate (i) a higher level of tax-free income than a short-term, tax-free municipal bond fund and (ii) a share value tending to fluctuate more than such a short-term fund, but consistent with an investment-grade, longer term municipal bond fund.

        The two principal classifications of municipal bonds are general obligation and limited obligation or revenue bonds. General obligation bonds are secured by the pledge of faith, credit and taxing power of the municipality. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

        The Series may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment (settlement) normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Series are each fixed on the purchase date. During the period between purchase and settlement, Series assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of a dollar amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons. Under normal market conditions, the Series will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax and Californias personal income tax.

        Although normally the Series intends to be fully invested in intermediate to long-term municipal bonds, the Series may temporarily invest in short-term tax-exempt securities meeting the above-described quality standards and, additionally, may temporarily put up to 20% of its assets in cash, in commercial paper of comparable investment quality or in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities), in order to improve liquidity or to create reserve purchasing power. Because interest earned from commercial paper or U.S. Government securities is taxable for federal income tax purposes, we intend to minimize temporary investments in such short-term securities.

        The Series may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described above) in private activity bonds. Series dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the alternative minimum tax. Series dividends derived from such interest may increase the alternative minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.

        The Series intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of the quarter of the taxable year, that (a) not more than 25% of the Series total assets be invested in any one issuer and (b) with respect to 50% of the Series total assets, no more than 5% of the Series total assets be invested in any one issuer except U.S. Government securities. Since under these rules the Series, may invest its assets in the securities of a limited number of issuers, the value of the Series investments may be more affected by any single adverse economic, political or regulatory occurrence than in the case of a diversified investment company under the Act. For diversification purposes, the identification of an issuer will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of Californias political subdivision are separate from those of the state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

        The Series intends to invest more than 25% of its total assets in any industry, except that the Series may, subject to the limits referred to in the preceding three paragraphs, invest more than 25% of such assets in a combination of U.S. Government securities and in tax-exempt securities, including tax-exempt revenue bonds whether or not the users of any facilities financed by such bonds are in the same industry. Where nongovernmental users are in the same industry, there may be additional risk to the Series in the event of an economic downturn in such industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical, but not all inclusive of, the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems affordability and access. Tax-exempt securities issued by governments or political subdivisions of governments are not considered part of any industry.

        The Series may invest up to 10% of its respective net assets in illiquid securities. Bonds determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A will not be subject to this limit, except to the extent necessary to comply with applicable state requirements. Investments by the Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Series liquidity during periods of decreased market interest in such securities. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

        The Series may invest up to 20% of its net assets in residual interest bonds (RIBs) to enhance and increase portfolio duration. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs interest payments are lowered and their value falls faster than other similar fixed-rate bonds. In an effort to mitigate this risk that RIB values may fall farther, management of the Fund purchases other fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs give higher interest payments, their values also rise faster than other similar fixed-rate bonds. The market for RIBs is relatively new.

        The Series will not borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of its gross assets (at cost or market value, whichever is lower) at the time of borrowing.

PORTFOLIO TURNOVER. It is estimated that the portfolio turnover rate for the California Series will be less than 100%.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. The Series may deal in options on securities, and securities indexes, and financial futures transactions, including options on financial futures. The Series may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

        The Series currently is not employing any of the options and financial futures transactions described above.

RISK FACTORS. Securities in which we may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and laws which may be enacted extending the time of payment of principal and interest, or both. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for payment of principal and interest may be materially affected or their obligations may be found to be invalid or unenforceable.

        The ability of the Series to achieve its objective is based on the expectation that the issuers of the municipal bonds in the Series portfolio will continue to meet their obligations for the payment of principal and interest. The following is a brief summary of certain factors affecting the Series. This summary does not purport to be complete and are based on information derived from publicly available documents related to each jurisdiction involved, which information has not been independently verified by the Fund. For more detailed discussions of the risks applicable to the Series, see the Statement of Additional Information.

CALIFORNIA  BONDS RISK  FACTORS.  As  disclosed  by the State of  California  in connection with recent bond issues, various constitutional and statutory provisions may affect the ability of issuers of California municipal bonds to meet their financial obligations. Decreases in State and local revenues as a consequence of such provisions may result in reductions in the ability of California issuers to pay their obligations. In addition, starting in 1990, California entered a sustained economic recession, the most severe in the State since the 1930s. Although a steady recovery has been underway since 1994, accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and a reduction of available internal borrowable funds, have combined to significantly deplete the States cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. A full payment of $4 billion of revenue anticipation warrants will be made on April 25, 1996. However, the State expects not to borrow over the end of the 1995-96 fiscal year, and expects to have significant available internal borrowable cash resources and budget reserves at June 30, 1996. As a result of the deterioration in the States budget and cash situation, the States credit rating was reduced in July 1994 by the rating agencies.

The 1995-96 Budget Act is projected to have $44.1 billion of general fund revenues and transfers and $43.4 billion of budgeted expenditures. In addition, the 1995-96 Budget Act anticipates the retirement of the accumulated budget deficit by June 30, 1996.

On December 6, 1994, Orange County, California (the County), together with its pooled investment funds (the Pools) filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. The County has reported the Pools loss at about $1.69 billion, or about 23 percent of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and /or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

As of March 6, 1996, none of the Series net assets were invested in securities issued by Orange County.

PUERTO RICO RISK FACTORS. The Fund may have significant investments in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by diversified manufacturing and service sectors. It is closely integrated, through extensive trade, with that of the mainland United States, and its economic health is closely tied to the price of oil and the state of the U.S. economy. Puerto Rico has a rate of unemployment exceeding the U.S. average. Puerto Ricos economy has experienced significant growth since fiscal 1989. Continued growth in fiscal 1995 and 1996 will depend on several factors, including the state of the U.S. economy, the relative stability of the price of oil and borrowing costs.

We will not change our investment objective without shareholder approval. If we determine that our objective can best be achieved by a change in investment policy or strategy, we may make such change without shareholder approval by disclosing it in our prospectus.

As soon as the Series begins to offer shares to the public (projected date: July 15, 1996), you may buy our shares through any independent securities dealer having a sales agreement with Lord, Abbett & Co. (Lord Abbett) our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic and Div-Move ($250 initial and $50 monthly minimum). Subsequent investments may be made in any amount. (See Shareholder Services.)

        The net asset value of our shares will be calculated every business day as of the close of the New York Stock Exchange (NYSE) by dividing net assets by the number of shares outstanding. Securities will be valued at their market value as more fully described in the Statement of Additional Information.

        Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close.

Orders received by dealers after the NYSE closes and received by Lord Abbett prior to the close of its next business day will be executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer will be responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

        For information regarding proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order.

        For the Series, the offering price will be based on the per share net asset value calculated as of the times described above, plus a sales charge as follows:



                         Sales Charge as a           Dealer's
                         Percentage of:             Concession
                                                      as a         To Compute
                                             Net    Percentage      Offering
                              Offering      Amount  of Offering   Price, Divide
        Size of Investment      Price      Invested   Price*         NAV by
        Less than $50,000       4.75%        4.99%     4.00%          .9525
        $50,000 to $99,999      4.75%        4.99%     4.25%          .9525
        $100,000 to $249,999    3.75%        3.90%     3.25%          .9625
        $250,000 to $499,999    2.75%        2.83%     2.50%          .9725
        $500,000 to $999,999    2.00%        2.04%     1.75%          .9800
        $1,000,000 or more      No sales charge        1.00%          1.0000
The following $1 million  category is for the California  Series only until such
Series' Rule 12b-1 Plan becomes effective,  at which time the sales charge table above will apply to such Series.
        $1,000,000 or more      1.00%        1.01%     1.00%          .9900

*Lord Abbett may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such period, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett may from time to time implement promotions under which Lord Abbett will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbetts own resources and will be made in the form of cash or non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.

        In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of providing best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Volume Discounts. There are several ways to qualify for a lower sales charge if you inform the Fund that you are eligible at the time of purchase: (1) Increase the initial investment to reach a higher discount level. The above schedule applies to purchases by any purchaser of our shares, alone or in combination with other Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund (LAEF), Lord Abbett Series Fund (LASF), Lord Abbett Research Fund if not sold to the general public (LARF), Lord Abbett Counsel Group and Lord Abbett U.S. Government Securities Money Market Fund (GSMMF)). The term purchaser includes (i) an individual and (ii) an individual, and his or her spouse and children under the age of 21. (2) Add to your investment so that the current maximum offering price value of the purchasers combined holdings in all Lord Abbett-sponsored funds reaches a higher discount level. Shares of LAEF, LASF, LARF, Lord Abbett Counsel Group and GSMMF are not eligible for this privilege, unless holdings in GSMMF are attributable to shares exchanged from a Lord
Abbett-sponsored fund offered with a sales charge. (3) Sign a nonbinding 13-month statement of intention to invest $100,000 or more. If the purchases are completed during the period, the purchase will be at the sales charge applicable to the aggregate of your intended purchases; if not completed, the purchase will be at the sales charge applicable to the aggregate of your actual purchases. Dividends or distributions reinvested are not included in completion of the statement of intention.

        Our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases. For purposes of this paragraph, the terms directors and employees include a directors or employees spouse (including the surviving spouse of a deceased director or employee). The terms directors and employees of Lord Abbett also include other family members and retired directors and employees.

        The Series shares also may be purchased at net asset value (a) at $1 million or more after the commencement of the Series Rule 12b-1 Plan, (b) with dividends and distributions from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF, LASF, and Lord Abbett Counsel Group, (c) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, (d) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds, and (e) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares (Redeemed Shares) of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of redemption charges or contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend, change, or terminate the purchase option referred to in
(e) above, at any time.

        Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

RULE 12B-1 PLAN.  The  directors  of the Fund have  adopted a Rule 12b-1 plan (a
Plan) for each class of shares to be issued by the Series, the Class A Plan and the Class C Plan. The Class A Plan is to become effective upon the consummation of the acquisition by the Series of the assets of LACTFIF referred to on the cover page of this prospectus, and the Class C Plan is to become effective upon the consummation of the acquisition by the Series of the assets of LACTFIT, also referred to on such cover page. Each Plan will authorize the payment of fees by Lord Abbett Distributor LLC, a limited liability subsidiary of Lord Abbett, to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Series and (b) to sell shares of the Series.

Class  A  Plan:  Under  the  Class  A Plan  the  Series  will  pay  Lord  Abbett
Distributor, who in its discretion, utilizes and/or passes on to authorized institutions, (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the shares sold by authorized institutions, (2) a one-time sales distribution fee up to 1% (reduced as follows: 1% of the first $5 million, 0.55% of the next $5 million, 0.50% of the next $50 million and 0.25% over $50 million) at the time of sale, on all shares (i) at the $1 million level sold by authorized institutions including sales qualifying at such level under the rights of accumulation and statement of intention privileges and (ii) sold through Retirement Plans and (3) a supplemental distribution fee to dealers who meet certain sales and redemption criteria equal to 0.10% per annum of the average assets represented by such dealers Class A share accounts. Institutions and persons permitted by law to receive such fees are authorized institutions. Retirement Plans refer to those plans under Section 401(a) and (k) and 408(G) of the Internal Revenue Code with at least 100 eligible employees. With respect to the supplemental distribution fee, the applicable criteria include having accounts comprising a significant percentage of the Class A share assets, having a lower than average redemption rate and having a satisfactory program for the promotion of Class A shares.
Distribution fees will be subject to an overall Plan ceiling of 0.25% per year, and the Board of Directors may increase distribution fees to that level.

Lord Abbett will be permitted to use payments received under the Class A Plan to provide continuing services to shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of shares, subject to the overall Plan ceiling of .25% for annual distribution fees. Holders of Class A shares on which the sales distribution fee has been paid will be required to pay to the Series a contingent deferred reimbursement charge of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for redemptions by retirement plans for any benefit payments such as plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions). If Class A shares have been exchanged into another Lord Abbett fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the Series by the other fund. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

Class C Plan: The Class C Plan provided for the payments to authorized institutions through Lord Abbett Distributor of distribution and service fees
(a) at the time shares are sold, not to exceed 0.75% and 0.25%, respectively, of the net asset value of such shares and (b) at each quarter-end after the first anniversary of the sale of shares, at annual rates not to exceed 0.75% and 0.25%, respectively, of the average annual net asset value of such shares outstanding. Sales in clause (a) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (b) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance. Lord Abbett Distributor may retain from the quarterly distribution fee, for the payment of distribution expenses incurred directly by it, an amount not to exceed 0.10% of the average annual net asset value of such shares outstanding. If Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Series a contingent deferred reimbursement charge of 1% of the lower of cost or the then net asset value of the shares redeemed. If the shares are exchanged for Class C shares of another Lord Abbett-sponsored fund or series and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund or series for the Series.

5    SHAREHOLDER SERVICES

We offer the following shareholder services:

Telephone Exchange Privilege: Class A shares may be exchanged for Class A shares and Class C shares may be exchanged for Class C shares, without a service charge of any other Lord Abbett-sponsored fund or series that issues such shares, except for certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale.

        You or your representative with proper identification can instruct the Fund to exchange uncertificated shares by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain the Series net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days prior written notice. A prospectus for the other Lord Abbett-sponsored fund or series selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

        Systematic  Withdrawal Plan: If the maximum offering price value of your
uncertificated   shares  is  at  least  $10,000,  you  may  have  periodic  cash withdrawals automatically paid to you in either fixed or variable amounts.

Div-Move: You can invest the dividends paid on your account ($50 minimum monthly investment) into an existing account in any other Lord Abbett-sponsored fund or series that issues Class A shares or Class C shares, as the case may be. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic: You can make fixed, periodic investments ($50 minimum monthly investment) into the Series and/or any sponsored fund or series that issues Class A shares or Class C shares, as the case may be by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

All correspondence should be directed to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141).

6    OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. Our board has approved a Management Agreement with Lord Abbett under which Lord Abbett is to be employed as investment manager of the Series. The agreement is to become effective upon the consummation of the acquisition by the Series of the assets of LATFIF referred to on the cover page of this prospectus. Lord Abbett has been an investment manager for over 60 years and currently manages approximately $18 billion in a family of mutual funds and other advisory accounts.

Under the Management Agreement, Lord Abbett will provide us with investment management services and personnel, pays the remuneration of our officers and our directors affiliated with Lord Abbett provides us with office space and pay for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to the other series of the Fund and to fifteen other funds having various investment objectives and also advises other investment clients. Zane E. Brown, Lord Abbetts Director of Fixed Income , will be primarily responsible for the day-to-day management of the Series. Mr. Brown has over 19 years of investment experience and has been with Lord Abbett since 1992. He will be assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

        Under the Management Agreement, we will be obligated to pay Lord Abbett a monthly fee at the annual rate of .50 of 1% of the average daily net assets of the Series for the month. In addition, we will pay all expenses not expressly assumed by Lord Abbett.

        We will not hold annual meetings of shareholders unless required to do so by the Act, the Board of Directors or the shareholders with one-quarter of the outstanding stock entitled to vote. See the Statement of Additional Information for more details.
        The Fund was incorporated under Maryland law on December 27, 1983. Each outstanding share of the Series has one vote on all matters voted upon by the Series and an equal right to dividends and distributions of the Series. All shares have noncumulative voting rights for the election of directors.

7    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends from net investment income are declared daily and paid monthly. They may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date. You begin earning dividends on the business day on which payment for the purchase of your shares is received.

        A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. It is anticipated that capital gains distributions, if any, will be declared and paid in December. You may take them in cash or additional shares at net asset value without a sales charge.

        Supplemental dividends from taxable net investment income may be paid in December or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

        We intend to meet the requirements of Subchapter M of the Internal Revenue Code. We intend to take all other action required to insure that we will pay no federal income tax and that the of the Series may pay exempt-interest dividends. Dividends derived from interest income on obligations exempt from federal income tax, when designated by the Fund as exempt-interest dividends, will be exempt from federal income tax when received by shareholders. Exempt-interest dividends derived from interest income on municipal bonds issued by the State of California and its political subdivisions, agencies and instrumentalities and on obligations of the federal government or certain other government authorities (for example, Puerto Rico) paid to individual shareholders will be exempt from California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes and to state and local taxes in states other than California. Dividends derived from income on our other investments, or from any net realized short-term capital gains, will be taxable to shareholders as ordinary income, whether received in cash or shares. Dividends derived from net long-term capital gains which are designated by the Fund as capital gains dividends will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a shareholder has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%.

        You may be subject to a $50.00 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

        Shareholders receiving Social Security benefits and certain railroad retirement benefits may be subject to federal income tax on up to 85% of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other distributions paid by the Fund. The tax will be imposed on up to one-half of such benefits only when the sum of the recipients adjusted gross income (plus miscellaneous adjustments), tax-exempt income and one-half of Social Security income exceeds $25,000 ($32,000 for individuals filing a joint return). The tax will be imposed on up to 85% only when such sum exceeds $34,000 for individuals ($44,000 for individuals filing a joint return). Shareholders receiving such benefits should consult their tax advisers. Annual Information Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. The Series will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by the Series. You should consult your tax adviser regarding the treatment of those distributions and state and local taxes generally and any proposed changes thereto as well as the tax consequences of gains or losses from the redemption, or exchange of our shares.

8    REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

        If you do not qualify for the expedited procedures described above to redeem shares directly, send your request to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. Within seven days after acceptance, we will make payment of the net asset value of the shares on the date the redemption order was received in proper form. However, if you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared.

        Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbetts business day, you will receive the net asset value that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest, into another account having the identical registration, in any of the Eligible Funds at the then applicable net asset value without the payment of a sales charge. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

        Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

9    PERFORMANCE

        Yield, tax-equivalent yield and total return data may from time to time be included in advertisements about the Series. Yield is calculated by dividing the Series annualized net investment income per share during a recent 30-day period by the maximum offering price per share on the last day of that period. Tax-equivalent yield is calculated by dividing that portion of the Series yield (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Series yield that is not tax exempt. The Series yield and tax equivalent yield reflect the deduction of the maximum initial sales charge and reinvestment of all income dividends and capital gains distributions. Total return for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Series at the maximum public offering price. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See Past Performance in the Statement of Additional Information for a more detailed discussion.

       THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.
        NO PERSON IS AUTHORIZED TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR IN SUPPLEMENTAL LITERATURE AUTHORIZED BY THE FUND, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

Underwriter and Investment Manager
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
Bank of New York
40 Wall Street, New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141 800-821-5129

Auditors Deloitte & Touche LLP Counsel
Debevoise & Plimpton Printed in the U.S.A.

TAX-FREE
INCOME
FUND, INC.

CALIFORNIA SERIES

A mutual fund seeking high level of interest exempt from both federal and California income tax consistent with reasonable risk.

LORD ABBETT
Statement of Additional Information         March 20, 1996

                                   Lord Abbett
                                Investment Trust



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 20, 1996. The Prospectus and this Statement pertain to the Series referred to below and should be used in connection with the meetings of shareholders of Lord Abbett U.S. Government Securities Fund, Inc. ("LAUSGSF") and Lord Abbett Securities Trust -- Lord Abbett U.S. Government Trust ("LAUSGST") called to consider approval of proposed sales by those funds of all their assets to the Series in exchange for, respectively, Class A shares and Class C shares of the Series and the assumption by the Series of all their liabilities. The Prospectus and this Statement should be used in conjunction with the Proxy Statement and Prospectus of the Series to be issued in connection with such meetings.

Lord Abbett Investment Trust (referred to as the "Fund") was organized as a Delaware business trust on August 16, 1993. The Fund's trustees have authority to create separate classes and series of shares of beneficial interest, without further action by shareholders. To date, the Fund has three series consisting of three classes of shares - Lord Abbett Limited Duration U.S. Government
Securities Series, Lord Abbett Balanced Series and Lord Abbett U.S. Government Securities Series (a new series). Further classes or series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one class or series exists, each class or series must be preferred over all other classes or series of assets specifically allocated to such class or series. Only shares of Lord Abbett U.S. Government Securities Series (sometimes referred to as "we" or the "Series") are described in this Statement of Additional Information.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Rule 18f-3 under the Act requires that, if an investment company such as the Fund issues more than one class of voting stock, each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its different arrangement for shareholder services or the distribution of securities and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.


                  TABLE OF CONTENTS                                     Page

         1.       Investment Objective and Policies                    2
         2.       Trustees and Officers                                3
         3.       Investment Advisory and Other Services               6
         4.       Portfolio Transactions                               6
         5.       Purchases, Redemptions
                  and Shareholder Services                             7
         6.       Past Performance                                     12
         7.       Taxes                                                12
         8.       Information About The Fund                           12

                                       1.
                        Investment Objective and Policies

Fundamental Investment Restrictions. The Series' investment objective and policies are described in the Prospectus under "How We Invest". In addition to those policies described in the Prospectus, we are subject to the following fundamental investment restrictions which cannot be changed for the Series without the approval of the holders of a majority of the Series' respective shares. The Series may not: (1) borrow money (except that (i) the Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Series may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure such borrowings or, to the extent permitted by the Series' investment policies as set forth in its prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies); (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this restriction, and except further that the Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Series' prospectus and statement of additional information, as they may be amended from time to time; (5) buy or sell real estate (except that the Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent the Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Series, buy securities if the purchase would then cause it to (i) have more than 5% of its gross assets, at market value at the time of investment, invested in the securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of any issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry
(excluding securities of the U.S. Government, its agencies and instrumentalities);or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Of course, as a matter of fundamental policy, we may not invest in securities other than U.S. Government securities as described in the Prospectus.

If we enter into repurchase agreements as provided in clause (4) above, we will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the repurchase agreements will consist only of U.S. Government securities in which we may otherwise invest.

Non-Fundamental Investment Restrictions. In addition to those policies described in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Series may not: (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities (securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") that are determined by the Directors, or by Lord Abbett pursuant to delegated authority, to be liquid are considered liquid securities); (3) invest in securities issued by other investment companies as defined in the Act, except as permitted by the Act; (4) purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Series may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Series' net assets at the time of investment; (5) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities; (6) invest in warrants, valued at the lower of cost or market, to exceed 5% of the Series' net assets, including warrants not listed on the New York or American Stock Exchange which may not exceed 2% of such net assets; or (7) invest in real estate limited partnership interests or interest in oil, gas or other mineral leases, or exploration or development programs, except that the Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

As stated in the Prospectus, we may purchase Government securities on a when-issued basis. Under no circumstance will delivery and payment ("settlement") for such securities take place more than 120 days after the purchase date.

Lending Portfolio Securities

The Series may lend its portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Series' total assets. The Series' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities") or other permissible means. The cash or instruments collateralizing the Fund's lending of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Series may allow a part of the interest received with respect to the investment of collateral to be paid to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker". No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by a borrower when such U.S. Government Securities are used as collateral. The Series will comply with the following conditions whenever it loans securities: (i) the Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

When-Issued Transactions

As stated in the Prospectus, the Series may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Series to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Series enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of securities to be delivered in the future will fluctuate as interest rates vary. At the time the Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Series, generally, has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

                                       2.
                              Trustees and Officers

The following trustees of the Fund are partners of Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Investment Company Act of 1940, as amended, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Ronald P. Lynch, age 60, Chairman
Robert S. Dow, age 50, President

The following outside trustees are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above except for Lord Abbett Research Fund, Inc., of which only Messrs. Millican and Neff are directors.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 65.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994. Formerly President & CEO of Nestle Foods Corp, and prior to that, President & CEO of Stouffer Foods Corp., both subsidiaries of Nestle SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third and fourth columns set forth information with respect to the retirement plan for outside trustees maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside trustees. The first four columns give information for the Fund's fiscal year ended October 31, 1995; the fifth column gives information for the year ended December 31, 1995. No trustee of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.


                                 For the Fiscal Year Ended October 31, 1995
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by the         Retirement Proposed    Total Compensation
                           Aggregate           Fund and               to be Paid by the      Accrued  by  the  Fund and
                           Compensation        Fifteen Other Lord     Fund and Fifteen       Fifteen Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
Name of Director           the Fund1           Funds                  sponsored Funds2       Funds3
E. Thayer Bigelow          $4,970              $9,772                 $33,600                $ 41,700

Stewart S. Dixon           $5,696              $22,472                $33,600                $ 42,000

John C. Jansing            $5,721              $28,480                $33,600                $42,960

C. Alan MacDonald          $5,692              $27,435                $33,600                $42,750

Hansel B. Millican, Jr.    $5,691              $24,707                $33,600                $43,000

Thomas J. Neff             $5,594              $16,126                $33,600                $42,000

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The total amount accrued under the plan for each outside director since the beginning of his tenure with the Fund, including dividends reinvested and changes in net asset value applicable to such deemed investments, were as follows as of October 31, 1995: Mr. Bigelow, $5,261; Mr. Dixon, $48,641; Mr. Jansing, $52,388; Mr. MacDonald, $31,222; Mr. Millican, $52,823 and Mr. Neff, $53,041.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the fiscal year ended October 31, 1995 with respect to the retirement benefits in column 4.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Nordberg and Walsh are partners of Lord Abbett; the others are employees: Kenneth B. Cutler, age 63, Vice President and Secretary; Stephen I. Allen, age 41, Daniel E. Carper, age 43, E. Wayne Nordberg, age 59, John J. Walsh, age 58, Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.), John J. Gargana, Jr., age 64, Thomas F. Konop, age 53, Victor W. Pizzolato, age 63, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Series outstanding and entitled to vote at the meeting.

As of March 20, 1996, our officers and trustees, as a group, owned less than 1% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is to be the investment manager for the Series. The nine general partners of Lord Abbett, all of whom are officers and/or trustees of the Fund, are: Stephen I. Allen, Daniel
E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services to be performed by Lord Abbett are described in the Prospectus under "Our Management". Under the Management Agreement, we will pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the portion of our net assets not in excess of $3,000,000,000 plus .45% of 1% of such assets over $3,000,000,000.

We will pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses, outside trustees' fees and expenses, association
membership  dues,  legal  and  auditing  fees,  taxes,   transfer  and  dividend
disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

The Series expects to agree with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary and brokerage commissions) to 2 1/2% of the Series' average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. Annual distribution expenses under Rule 12b-1 plans up to one percent of the Series' average net assets during its fiscal year are to be excluded from this expense limitation. The expense limitation is a condition on the registration of investment company shares for sale in the State and is expected to apply so long as our shares are registered for sale in the State.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our trustees to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 40 Wall Street, New York, New York, is the Fund's custodian.

                                       4.
                             Portfolio Transactions

Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Series usually will pay no brokerage commissions on such transactions. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28(e) of the Securities Exchange Act of 1934.


Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of dealers and brokers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

We select broker-dealers on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by our traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Series; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Series, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it purchased such equipment and software packages directly from the suppliers and attempted to generate such additional information through its own staff. No commitments are made regarding the allocation of brokerage business to or among brokers and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Series will value its portfolio securities at market value as of the close of the New York Stock Exchange. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

The Series is expected to commence operations on July 15, 1996. When the Series commences operations, the net asset value per share is to be the same as the net asset value per share of LAUSGSF at the time of the sale by that fund of its assets to the Series as referred to on the cover page of this Statement. The maximum offering price of our Class A shares will be computed in the same manner as the maximum offering price of LAUSGSF shares. On July 15, 1996, the maximum offering price of LAUSGSF shares will be computed as follows:

Net asset value per share (net assets divided by
shares outstanding)...................................................$

Maximum offering price per share (net asset value
divided by .9525).....................................................$

Our Class C shares will be sold at net asset value (net assets divided by shares outstanding).

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Series and to make reasonable efforts to sell Series shares, so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

As described in the prospectus, the Board of Trustees has adopted a Rule 12b-1 Plan (a "Plan") for each class of shares to be issued by the Series, the Class A Plan and the Class C Plan. The Class A Plan is to become effective upon the consummation of the acquisition by the Series of the assets of LAUSGSF referred to on the cover page of this statement, and the Class C Plan is to become effective upon the consummation of the acquisition by the Series of the assets of LAUSGST, also referred to on such cover page.

The Plans will require the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Plans shall continue in effect only if their continuance is specifically approved at least annually by vote of the Fund's Board of Trustees and of the Fund's trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("outside trustees"), cast in person at a meeting called for the purpose of voting on such Plans and agreements. The Plans may not be amended to increase materially the amount permitted to be spent for distribution expenses without approval by a majority of the outstanding of the Class A shares in the case of the Class A Plan or the Class C shares in the case of the Class C Plan and the approval of a majority of the trustees, including a majority of the Series' outside trustees. The Plan may be terminated at any time by vote of a majority of the Fund's outside trustees or by vote of a majority of the Series' outstanding voting securities.

CDRC for Class A Shares: As stated in the Prospectus, a 1% contingent deferred reimbursement charge ("CDRC") will be imposed with respect to those the Class A shares (or shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Series has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

No CDRC is payable on redemptions of Class A shares by tax qualified plans under section 401 of the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants. The CDRC is received by the Series and is intended to reimburse all or a portion of the amount paid by the Series if the Class A shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a large, long-term Class A shareholder account in the Series. Class A shares on which such 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 plan for which the payment provisions have not been in effect for at least one year.


The other Lord Abbett-sponsored funds and series which participate in the Telephone Exchange Privilege (except Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") and certain series of Lord Abbett Tax-Free Income Fund, Inc. and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect (collectively, the "Non-Plan Series")) are to institute a CDRC with respect to their Class A shares on the same terms and conditions. No CDRC will be charged on an exchange of shares between Lord Abbett funds. Upon redemption of Class A shares out of the Lord Abbett family of funds, the CDRC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDRC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of another such fund and the shares tendered ("Exchanged Class A Shares") are subject to a CDRC, the CDRC will carry over to the shares being acquired, including GSMMF ("Acquired Class A Shares"). Any CDRC that is carried over to Acquired Class A Shares is calculated as if the holder of the Acquired Class A Shares had held those shares from the date on which he or she became the holder of the Exchanged Class A Shares. Although GSMMF and the Non-Plan Series will not pay a 1% sales distribution fee on $1 million purchases of their own shares, and will therefore not impose their own CDRC, GSMMF will collect the CDRC on behalf of other Lord Abbett funds. Acquired Class A shares held in GSMMF which are subject to a CDRC will be credited with the time such shares are held in that fund.


In no event will the amount of the Class A Share CDRC exceed 1% of the lesser of
(i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Class A Shares for which such shares were acquired). No Class A share CDRC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 1% sales distribution fee on issuance (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Class A Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred. In determining whether a Class A share CDRC is payable, (a) shares not subject to the CDRC will be redeemed before shares subject to the CDRC and (b) of shares subject to a CDRC, those held the longest will be the first to be redeemed.

CDRC for Class C Shares: As stated in the Prospectus, a 1% CDRC will also be imposed with respect to those Class C shares (or Class C shares acquired through exchange with any other Lord Abbett-sponsored fund or series) on which the Series has paid, at the time of purchase, a service fee of 0.25% and a distribution fee of 0.75%, if such shares are redeemed out of the Lord Abbett-sponsored family of funds before the first anniversary of their original purchase. The CDRC is received by the Series and is intended to reimburse all or a portion of the amount paid by the Series if the Class C shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a large, long-term Class C shareholder account in the Series.

No Class C share CDRC will be charged on an exchange of shares, although it will be charged on behalf of and paid to the fund or series in which the original purchase occurred, if shares subject to the Class C share CDRC are redeemed out of the Lord Abbett-sponsored family of funds before the first anniversary of their original purchase. Thus, if Class C shares of a participating fund or series are acquired as a result of an exchange of its shares for those of another such fund or series and the shares tendered ("Exchanged Class C Shares") will be subject to a CDRC, the CDRC will carry over to the shares being acquired ("Acquired Class C Shares"). Any CDRC that is carried over to Acquired Class C Shares is calculated as if the holder of the Acquired Class C Shares had held those shares from the date on which he or she became the holder of Exchanged Class C Shares.

In no event will the amount of the Class C share CDRC exceed 1% of the lesser of
(i) the net asset value of the Class C shares redeemed or(ii) the original cost of such shares (or of Exchanged Class C Shares for which such shares were acquired). No Class C share CDRC will be imposed when the investor redeems
(i)shares with respect to which no fund or series paid the 0.75% distribution and 0.25% service fees (including shares acquired through reinvestment of dividend income and capital gains distributions) or (ii) Class C shares which, together with Exchanged Class C Shares, have been held continuously until the first anniversary of their original purchase. In determining whether a Class C share CDRC is payable (a) shares not subject to a CDRC will be redeemed before shares subject to a CDRC and (b) shares subject to a CDRC and held the longest will be the first to be redeemed.

Under the terms of the Statement of Intention to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), Lord Abbett Research Fund if not offered to the general public ("LARF"), and GSMMF, unless holdings in GSMMF are attributable to Class A on Class C shares exchanged from a Lord Abbett-sponsored fund) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment. Shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Series to sell, the full amount indicated.

As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their Class A share investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to Class A or Class C shares so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge.

As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "our trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF and except for dividends and distributions paid on any Class C shares, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and
(e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds. Class A Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett and/or the Fund have business relationships.

Our Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend, change or terminate this purchase option at any time.

Our Class A shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class A shares for Class A shares, and you may exchange some or all of your Class C shares for Class C shares, of Lord Abbett-sponsored funds offered at this time to the public, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in such other funds have the same right to exchange their shares for the Series' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges of Class A shares out of GSMMF (unless a sales charge was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge, if any, incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.


Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice.

A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 50 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Lord Abbett-sponsored fund or series that issues Class A shares or Class B shares, as the case may be. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing is described in the Prospectus. To avail yourself of this method you complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Series will compute its average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

Our yield quotation will be based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Series' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Series shares outstanding during the period that were entitled to receive dividends and (ii) the Series' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that such performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed, repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Series will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

PART C              OTHER INFORMATION

Item 24.            Financial Statements and Exhibits

                    (a)     Financial Statements
                            None.

                    (b)     Exhibits -
                    99.B4  Form of Specimen Certificate****
                    99.B5  Form of Addendum to Management Agreement****
                    99.B6 Distribution agreement between Registrant and Lord Abbett & Co.****
                    99.B7 Retirement Plan for Non-interested Person Trustees and Trustees of Lord Abbett Funds.**
                           Lord Abbett Prototype  Retirements  Plans***
                              (1) 401(k)
                              (2) IRA
                              (3) 403(b)
                              (4)  Profit-Sharing,  and
                              (5) Money Purchases
                    99.B15 Form of Rule 12b-1 Distribution
                           Plan and Agreement.*

*    Filed herewith.
** Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement (on Form N1-A) of Lord Abbett Equity Fund (File No. 811-6033).
*** Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement (on Form N1-A) of Lord Abbett Securities Trust (File No. 811-7538).
**** Previously filed.

Item 25. Persons Controlled by or Under Common Control with Registrant

                  None.

Item 26. Number of Record Holders of Securities

                  NONE

Item 27. Indemnification

     Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of Trustees and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

     The general effect of these statutes is to protect officers, Trustees and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, Trustee or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its Trustees mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

     In referring in its By-Laws to, and making indemnification of Trustees subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of Trustees imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a Trustee should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a Trustee in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking,

     (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party Trustees of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


 Item 28.         Business and Other Connections of Investment Adviser

     Lord, Abbett & Co. acts as investment advisor for seventeen other open-end investment companies (of which it is principal underwriter for fifteen), and as investment adviser to approximately 5,100 private accounts. Other than acting as Trustees and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of Trustee, officer, employee, partner or trustee of any entity except as follows:

         John J. Walsh
         Trustee
         The Brooklyn Hospital Center
         100 Parkside Avenue
         Brooklyn, N.Y.

Item 29. Principal Underwriter

         (a)     Affiliated Fund, Inc.
                 Lord Abbett U. S. Government Securities Fund, Inc.
                 Lord Abbett Bond-Debenture Fund, Inc.
                 Lord Abbett Value Appreciation Fund, Inc.
                 Lord Abbett Developing Growth Fund, Inc.
                 Lord Abbett Tax-Free Income Fund, Inc.
                 Lord Abbett California Tax-Free Income Fund, Inc.
                 Lord Abbett Fundamental Value Fund, Inc.
                 Lord Abbett Global Fund, Inc.
                 Lord Abbett U. S. Government Securities Money Market Fund, Inc. Lord Abbett Series Fund, Inc.
                 Lord Abbett Equity Fund
                 Lord Abbett Tax-Free Income Trust
                 Lord Abbett Securities Trust
                 Lord Abbett Investment Trust
                 Lord Abbett Research Fund, Inc.

                Investment Adviser
                American Skandia Trust (Lord Abbett Growth and Income Portfolio)

         (b)      The partners of Lord, Abbett & Co. are:

              Name and Principal                   Positions and Offices
              Business Address (1)                 with Registrant
              --------------------                 ---------------
              Ronald P. Lynch                      Chairman
              Robert S. Dow                        President
              Kenneth B. Cutler                    Vice President & Secretary
              Stephen I. Allen                     Vice President
              Daniel E. Carper                     Vice President
              Thomas S. Henderson                  Vice President
              Robert G. Morris                     Vice President
              E. Wayne Nordberg                    Vice President
              John J. Walsh                        Vice President

(1)           Each of the above has a principal business address
              767 Fifth Avenue, New York, NY 10153

              (c)            Not applicable

Item 30.      Location of Accounts and Records

               Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

               Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.      Management Services

              None

Item 32.      Undertakings

   (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 9th day of February 1996.

                                  LORD ABBETT INVESTMENT TRUST


                                  By  /S/ RONALD P. LYNCH
                                     Ronald P. Lynch, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




NAME                         TITLE                               DATE
-----                        -----                               ----
                            Chairman,
/s/ Ronald P. Lynch         Trustee                           February 9, 1996


/s/ John J. Gargana, Jr.    Vice President &                  February 9, 1996
                            Chief Financial Officer

/s/ E. Thayer Bigelow        Trustee                          February 9, 1996


/s/ Stewart S. Dixon         Trustee                          February 9, 1996


/s/ Robert S. Dow            Trustee & President              February 9, 1996


/s/ John C. Jansing          Trustee                          February 9, 1996


/s/ C. Alan MacDonald        Trustee                          February 9, 1996


/s/ Hansel B. Millican, Jr.  Trustee                          February 9, 1996


/s/ Thomas J. Neff           Trustee                          February 9, 1996